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                                                           EXHIBIT 4.1




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

      Number                                                                              Shares

MA                                                          Midway
INCORPORATED UNDER THE LAWS                                AIRLINES              SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                        MIDWAY AIRLINES CORPORATION      CUSIP  598126 10 0




   This Certifies that




is the record holder of



                          FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF



      Midway Airlines Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal and signatures of its duly authorized officers.


[SEAL]         Dated:

                                              /s/ Jonathan S Waller                     /s/ Robert R. Ferguson III

                                                    Secretary                          President and Chief Executive Officer



COUNTERSIGNED AND REGISTERED:


               TRANSFER AGENT
                AND REGISTRAR



         AUTHORIZED SIGNATURE

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                       MIDWAY AIRLINES CORPORATION

   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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

TEN COM -- as tenants in common                                           UNIF GIFT MIN ACT -- ...............Custodian..........
TEN ENT -- as tenants by the entireties                                                         (Cust)                  (Minor)
JT TEN --  as joint tenants with right of                                                under Uniform Gifts to Minors
           survivorship and not as tenants                                               Act.....................................
           in common                                                                                          (State)
                                                                          UNIF TRF MIN ACT -- ...........Custodian.(until age...)
                                                                                                 (Cust)
                                                                                             ..............under Uniform Transfers
                                                                                                (Minor)
                                                                                              to Minors Act.......................
                                                                                                              (State)

                                  Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED,_________________________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 ___________________________
|                           |
|___________________________|

__________________________________________________________________________________________________________________________________
                                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


__________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_________________________________________________________



                                                                  X______________________________________________________________


                                                                  X______________________________________________________________
                                                                   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                         NOTICE:   NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                                   WHATEVER.


Signature(s) Guaranteed



By_____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR OR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15.


                                                                          2

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